EXHIBIT 10.8

Schedule of the Directors, Executive Officers and 5% Stockholders which have entered into Franchise

 Agreements or Preliminary Agreements for a Texas Roadhouse Restaurant

As of December 28, 2010

	Prelim. Agt. Signed	Fran. Agt. Signed	Franchise Fee	Royalty Rate
BILLINGS, MT TEXAS ROADHOUSE OF BILLINGS, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	3/1/2002	11/3/2003	$0	3.5%

BOSSIER CITY, LA ROADHOUSE OF BOSSIER CITY, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	3/19/2004	12/1/2004	$0	3.5%

BROWNSVILLE, TX TEXAS ROADHOUSE OF BROWNSVILLE, LTD. 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	5/14/2002	2/4/2003	$0	3.5%

EVERETT, MA TEXAS ROADHOUSE OF EVERETT, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	2/15/2002	11/21/2002	$0	3.5%

FARGO, ND (1) ROADHOUSE OF FARGO, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	1/30/2006	8/25/2006	$0	3.5%

FARMINGTON, NM (2) ROADHOUSE OF FARMINGTON, NM, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	3/19/2004		$0	3.5%

LONGMONT, CO ROADHOUSE OF LONGMONT, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	12/19/2003	5/3/2004	$0	3.5%

MCKINNEY, TX ROADHOUSE OF MCKINNEY, LTD. 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	3/16/2004	9/8/2004	$0	3.5%

NEW BERLIN, WI ROADHOUSE OF NEW BERLIN, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	3/17/2004	9/8/2004	$0	3.5%

OMAHA, NE ROADHOUSE OF OMAHA, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	3/19/2004	3/8/2005	$0	3.5%

PORT ARTHUR, TX TEXAS ROADHOUSE OF PORT ARTHUR, LTD. 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	12/15/2003	12/15/2003	$0	3.5%

TEMPLE, TX ROADHOUSE OF TEMPLE, LTD. 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	3/19/2004	3/11/2005	$0	3.5%

WICHITA, KS ROADHOUSE OF WICHITA, LLC 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	3/17/2004	12/1/2004	$0	3.5%

(1)           Franchise rights under Preliminary Agreement dated 4/27/2004 with Roadhouse of Louisiana, LLC were transferred to this location.

(2)           Franchise rights under this Preliminary Agreement are to be transferred to a location not yet identified.